Supplement Dated January 2, 2013
To The Statement of Additional Information
Dated April 30, 2012

JNL® Investors Series Trust

On page 33, in the section “Trustee Compensation” please delete the first paragraph in its entirety and replace it with the following:

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2013, each disinterested Trustee is paid by the Funds an annual retainer of $140,000, as well as a fee of $10,000 for each meeting of the Board attended.  The Chairman of the Board of Trustees receives an additional annual retainer of $45,000.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting.  The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

This Supplement is dated January 2, 2013.

(To be used with: V6043 04/12 and V6043PROXY 04/12.)
CMX10367 01/13